                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   FORM 8-K/A

                                 Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 12, 1999

                             SKYNET HOLDINGS, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)

   Delaware                       0-25229                        65-0861800
---------------            ---------------------             -------------------
                           (Commission File No.)             (IRS Employer
(State or other                                              Identification No.)
jurisdiction of
incorporation)

                           343 South Glasgow Avenue
                             Inglewood, CA  90301
                    ---------------------------------------
                    (Address of principal executive office)

Registrant's telephone number, including area code:  (310) 642-7776
                                                     --------------

         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

GENERAL EXPLANATION

          The purpose of this Report is to amend Skynet Holdings, Inc. (the "Company") Current Report on Form 8-K dated April 12, 1999 relative to the acquisition of Freight on Board International Limited ("FOB"), a corporation organized under the laws of the United Kingdom. This report amends the information provided under Item 7(a) and 7(b).


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


     (a)  Financial Statements of Acquired Business

          See the index at Page F-1 of this report for the historical financial statements of FOB for the two years ended October 31, 1998.

     (b)  Pro Forma Financial Information

          See index at Page F-1 of this report for the pro forma financial information of the Company for the year ended June 30, 1998 and the nine months ended March 31, 1999.

     (c)  Exhibits

          None

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 4, 1999                         SKYNET HOLDINGS, INC.


                                             BY:  /s/ Vjekoslav Nizic
                                                 ---------------------
                                                    Vjekoslav Nizic

                             SKYNET HOLDINGS, INC.

                         Index To Financial Statements
                         -----------------------------

Pro Forma Condensed Combined Financial Statements of the Company
Skynet Holdings, Inc.

Introduction...........................................................    F-2

Pro Forma Condensed Combined Balance Sheet as of March 31, 1999........    F-3

Pro Forma Condensed Combined Statements of Operations for the
   Year ended June 30, 1998 and the nine months ended March 31, 1999...    F-4

Notes to Pro Forma Condensed Combined Financial Statements.............    F-5

Financial Statements of Acquired Company
Freight On Board International Limited

Directors' Report......................................................    F-6

Independent Auditor's Report...........................................    F-8

Profit and Loss Account................................................    F-9

Balance Sheet..........................................................   F-10

Notes to Financial Statements..........................................   F-11

               PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     On April 12, 1999, the Company completed the first tier of a scheduled two-tiered acquisition of Freight on Board International Limited, a corporation organized under the laws of the United Kingdom ("FOB"). At the initial closing, the Company purchased 51% of the issued and outstanding shares of FOB for cash in the amount of approximately $680,000; 31,119 shares of Common Stock; and a one (1) year cash earn-out payment in the amount of up to $144,000 based on quarterly revenues of FOB for the one year period following the closing. The Company is scheduled to purchase the remaining 49% during the third or fourth quarter of 1999 for approximately $570,000. These funds have been placed in an escrow account pending such acquisition. The acquisition was accounted using the purchase method of accounting with the assets acquired and liabilities assumed recorded at fair values, and the results of the acquired business will be included in our consolidated financial statements from the closing date of the acquisition.

     On March 15, 1999, we acquired the operating assets of Nevada Fleet Management, Inc., a Nevada corporation, dba Fleet Delivery Service ("Fleet"), a courier delivery service in the states of Nevada, Arizona, California, Oregon and Washington. We paid $3,059,000 (including approximately $100,000 acquisition costs) by issuing 1,479,415 shares of our Common Stock. The assets acquired include; receivables, delivery vehicles, equipment, refundable deposits, licenses, administrative material and equipment, records and documents, and all personal property used in the operation of the business. We accounted for the acquisition using the purchase method of accounting with the assets acquired and liabilities assumed recorded at fair values, and the results of the acquired business will be included in our consolidated financial statements from the closing date of the acquisition.

     During April 1999, we completed a private placement of 2,003,560 shares of our Series A Convertible Preferred Stock, which generated net proceeds (after offering costs of approximately $600,000) of approximately $4,000,000.

     The unaudited pro forma condensed combined statements of operations and balance sheet presented below reflect the acquisition of FOB and completion of the private placement of the Series A Convertible Preferred Stock described above. The pro forma condensed combined statements of operations are presented as if these transactions had taken place at July 1, 1998. The pro forma condensed combined balance sheet is presented as if such transactions had taken place on March 31, 1999. The pro forma condensed combined financial statements should be read in conjunction with the Company's historical financial statements and notes thereto for the year ended June 30, 1998 (not included herein) and the historical financial statements of FOB and related notes. The unaudited pro forma financial statements are not necessarily indicative of what the actual results of operations would have been had such transactions occurred on July 1, 1998, or what our results of operations will be in the future.

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of March 31, 1999
                                           Skynet                             Pro Forma          Pro Forma
                                          Holdings           FOB            Adjustments(A)       Combined
                                       --------------   --------------   --------------------   -----------
Assets:
Current assets                            $ 9,440,298       $2,181,243     $ 4,000,000  (2)
                                                                            (1,350,000) (1)     $14,271,541
Property and equipment, net                 1,036,371          141,767                            1,178,138
Intangibles and other                                                          758,838  (1)
                                            2,060,696           67,022         570,000  (1)       3,456,556
                                          -----------       ----------                          -----------
Totals                                    $12,537,365       $2,390,032                          $18,906,235
                                          ===========       ==========                          ===========

Liabilities:
Current Liabilities                       $ 7,427,181       $2,236,411                          $ 9,663,592
Long-term debt                                531,050                -                              531,050
                                          -----------       ----------                          -----------
   Total Liabilities                        7,958,231        2,236,411                           10,194,642
Minority Interest                                   -                -          70,221  (1)          70,221
                                                                             4,000,000  (2)
Stockholders' Equity                        4,579,134          153,621         (91,383) (1)       8,641,372
                                          -----------       ----------                          -----------
                                          $12,537,365       $2,390,032                          $18,906,235
Totals                                    ===========       ==========                          ===========


              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Nine Months Ended March 31, 1999

                                           Skynet                                     Pro forma       Pro forma
                                          Holdings        Fleet          FOB       Adjustments(B)      Combined
                                        ------------   -----------   -----------   ---------------   ------------
Revenues                                $25,609,176    $9,508,667    $7,424,646    $(64,787) (3)     $42,477,702
                                                                                    (40,604) (3)
Costs and expenses                       26,500,414     9,269,432     7,508,563     132,000  (4)      43,369,805
                                        -----------    ----------    ----------                      -----------

Income (loss) from operations              (891,238)      239,235       (83,917)                        (892,103)
Other expense, net                         (569,038)      (12,893)            -       12,893 (5)        (569,038)
                                        -----------    ----------    ----------                      -----------
Income before income taxes               (1,460,276)      226,342       (83,917)                      (1,461,141)
Income taxes                                 (4,800)            -             -                           (4,800)
                                        -----------    ----------    ----------                      -----------
Net Income (loss)                       $(1,465,076)   $  226,342    $  (83,917)                     $(1,465,941)
                                        ===========    ==========    ==========                      ===========
Basic net loss per share (6)            $     (0.09)                                                 $     (0.08)
                                        ===========                                                  ===========
Diluted net loss per share (6)          $     (0.09)                                                 $     (0.08)
                                        ===========                                                  ===========
Basic weighted average                   16,352,761                                                   18,935,034
  Shares outstanding(6)                 ===========                                                  ===========

Diluted weighted average                 16,352,761                                                   18,935,034
  Shares outstanding (6)                ===========                                                  ===========


              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                             Year Ended June 30, 1998
                                           Skynet                                      Pro forma        Pro forma
                                          Holdings        Fleet           FOB        Adjustments(B)      Combined
                                        ------------   ------------   -----------   ----------------   ------------
Revenues                                $31,838,919    $13,406,567    $9,562,305    $(667,608) (3)     $54,140,183
                                                                                     (927,656) (3)
Costs and expenses                       31,257,942     14,195,444     9,576,859      186,000  (4)      54,288,589
                                        -----------    -----------    ----------                       -----------

Income (loss) from operations               580,977       (788,877)      (14,554)                         (148,406)
Other expense, net                         (229,523)      (186,938)            -       189,034 (5)        (227,427)
                                        -----------    -----------    ----------                       -----------
Income before income taxes                  351,454       (975,815)      (14,554)                         (375,833)
Income taxes                               (185,404)             -             -                          (185,404)
                                        -----------    -----------    ----------                       -----------
Net Income (loss)                       $   166,050    $  (975,815)   $  (14,554)                      $  (561,237)
                                        ===========    ===========    ==========                       ===========
Basic net loss per share (6)            $      0.02                                                    $     (0.06)
                                        ===========                                                    ===========
Diluted net loss per share (6)          $      0.02                                                    $     (0.06)
                                        ===========                                                    ===========
Basic weighted average                    7,346,500                                                     10,182,534
  Shares outstanding(6)                 ===========                                                    ===========

Diluted weighted average                  9,796,500                                                     10,182,534
  Shares outstanding (6)                ===========                                                    ===========


           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note A - Pro forma adjustments to the condensed balance sheet are as follows:

(1) To record: the acquisition of FOB and the allocation of the purchase price on the basis of the fair values of the assets acquired and liabilities assumed. In addition $570,000 placed in an escrow account for the purchase of the remaining 49% of FOB has been reclassified as a non-current asset. The components of the purchase price and its allocation to the assets and liabilities acquired are as follows:


     Components of purchase price:
         Common Stock............................    $    62,238
         Cash....................................        680,000
         Acquisition costs.......................        100,000
                                                     -----------
           Total purchase price..................    $   842,238
                                                     ===========

     Allocation of purchase price:
         Current assets acquired.................    $ 2,181,243
         Property and equipment..................        141,767
         Liabilities assumed.....................     (2,236,411)
         Minority share of net assets............        (70,221)
         Cost in excess of net assets acquired...        825,860
                                                     -----------
           Total purchase price..................    $   842,238
                                                     ===========

(2) To record the net proceeds of $4,000,000 from the sale of 2,003,560 shares of our Series A Convertible Preferred Stock at $2.25 per share.

Note B - Pro forma adjustments to the condensed statements of operations are as follows:

(3)  To eliminate operations of locations not acquired.

(4) To record additional depreciation expense based on the revised values of the depreciable assets acquired and amortization of the excess of the fair value over net assets acquired as follows:

                                                          Year Ended       Nine Months Ended
                                                        June 30, 1998       March 31, 1999
                                                      ------------------   -----------------
                                                       Fleet       FOB      Fleet      FOB
                                                      --------   -------   -------   -------
     Depreciation based on acquisition cost......     $ 96,000   $62,740   $71,000   $31,370
     Historical depreciation.....................       76,000    62,740    51,000    31,370
                                                      --------   -------   -------   -------
     Increase in depreciation....................       20,000         -    20,000         -
     Amortization of excess of fair value
       over net assets acquired..................      116,000    50,000    75,000    37,000
                                                      --------   -------   -------   -------
     Increase in depreciation and amortization...     $136,000   $50,000   $95,000   $37,000
                                                      ========   =======   =======   =======

(5)  To eliminate interest expense of acquired companies.

(6) The weighted average shares outstanding were adjusted on a pro forma basis to include the Common Stock shares issued in connection with the FOB acquisition plus 1,325,500 additional shares issued in the private placement.

FREIGHT ON BOARD INTERNATIONAL LIMITED

DIRECTORS REPORT

The directors present their report with the financial statements of the company for the year ended 31 October 1998.

Principal Activities

The principal activities of the company are those of international freight forwarding and international courier services.

Directors

The directors of the company during the year and their beneficial interests in the issued share capital of the company at the beginning and end of the year were as follows:-

                                         Ordinary Shares of (Pounds) 1 each
                                              1998              1997
J W M Clark                                   5,539             5,539
D J Soame                                       695               695
C S Brooker                                   1,389             1,389

Directors Responsibilities

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing these financial statements the directors are required to:


(a)  select suitable accounting policies and then apply them consistently;
(b)  make judgements and estimates that are reasonable and prudent;
(c) follow applicable accounting standards, subject to any material departures disclosed and explained in the financial statements;
(d) prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the Company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

The report of the directors has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

BY ORDER OF THE BOARD



/s/ D J Soame
D J Soame
Secretary                         Date:  25 March 1999

FREIGHT ON BOARD INTERNATIONAL LIMITED

REPORT OF THE AUDITORS TO THE MEMBERS

We have audited the financial statements on pages 4 to 12 which have been prepared under the historical cost convention and the accounting policies set out on pages 6 and 7.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As described on page 1, the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those financial statements and to report our opinion of you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements.
It also includes an assessment of the significant estimates and judgements by the directors in the preparation of the financial statements and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 October 1998 and of its loss for the year then ended and have been properly prepared in accordance with the provisions of the Companies Act 1985.




/s/ Harben Barker
HARBEN BARKER
Registered Auditors
1 Coleshill Street
Sutton Coldfield
West Midlands
B72 1SD                                 Date:     25 March 1999

REPORT OF THE AUDITORS

TO THE DIRECTORS OF

FREIGHT ON BOARD INTERNATIONAL LIMITED

PURSUANT TO SECTION 248(3) OF THE COMPANIES ACT 1985


We have examined the financial statements of the company and its subsidiary for the year ended 31 October 1998.

BASIS OF OPINION

The scope of our work for the purpose of this report was limited to confirming that the company is entitled to exemption from preparing group financial statements.

OPINION

In our opinion the company is entitled to the exemption from preparing group financial statements conferred by section 248 of the Companies Act 1985.




/s/ Harben Barker
---------------------
HARBEN BARKER
Registered Auditors
1 Coleshill Street
Sutton Coldfield
West Midlands
B72 1SD                                Date:  25 March 1999

FREIGHT ON BOARD INTERNATIONAL LIMITED
PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 OCTOBER 1998





                                                          1998                                               1997


                                         Notes         (Pounds)           (Pounds)         (Pounds)            (Pounds)


TURNOVER                                   2                              6,087,444                           4,655,145

Cost of sales                                                             4,449,914                           3,305,536
                                                                          ---------                           ---------
GROSS PROFIT                                                              1,637,530                           1,349,609

Distribution costs                                   178,168                                 143,888
Administration expenses                            1,543,350                               1,173,013
                                                   ---------                               ---------

                                                                          1,721,518                           1,316,901
                                                                          ---------                           ---------

OPERATING (LOSS)/PROFIT                                                     (83,988)                             32,708

Other income                              3                                  44,505                              12,505
                                                                          ---------                           ---------
                                                                            (39,483)                             45,213

Interest payable                          3                                  50,805                              37,775
                                                                          ---------                           ---------

(LOSS)/PROFIT ON ORDINARY
ACTIVITIES BEFORE TAXATION                                                  (90,288)                              7,438
Tax on ordinary activities                4                                       -                              10,862
                                                                          ---------                           ---------

(LOSS) ON ORDINARY ACTIVITIES
AFTER TAXATION                           13                                 (90,288)                             (3,424)
                                                                          =========                           =========


Movements in reserves are shown in note 13.

The notes on pages 11 to 17 form part of these financial statements.


                                     F-9


FREIGHT ON BOARD INTERNATIONAL LIMITED
BALANCE SHEET
AT 31 OCTOBER 1998

                                                               1998                                1997
                                          Notes       Pounds             Pounds           Pounds          Pounds
FIXED ASSETS
Intangible assets                           6                            39,792                            44,792
Tangible assets                             7                            86,443                           113,012
Investments                                 8                             1,075                             1,075
                                                                      ---------                         ---------
                                                                        127,310                           158,879
CURRENT ASSETS
Debtors                                     9        1,327,850                           1,129,163
Cash at bank and in hand                                 2,176                               8,470
                                                     ---------                           ---------
                                                     1,330,026                           1,137,633

CREDITORS: Amounts falling
   due within one year                     10        1,363,655                           1,112,553
                                                     ---------                           ---------

NET CURRENT (LIABILITIES)/ASSETS                                        (33,639)                           25,080
                                                                      ---------                         ---------
TOTAL ASSETS LESS CURRENT
   LIABILITIES                                                           93,671                           183,959
                                                                      =========                         =========

CAPITAL AND RESERVES
Share capital                              12                            13,889                            13,889
Share premium account                                                    23,611                            23,611
Profit and loss account                    13                            56,171                           146,459
                                                                     ----------                         ---------
Shareholders funds                                                       93,671                           183,959
                                                                     ==========                         =========



The financial statements on pages 9 to 17 were approved by the board of directors on 25 March 1999.

The financial statements have been prepared in accordance with the special provisions on Part VII of the Companies Act 1985 relating to small companies and in accordance with the Financial Reporting Standard for Smaller Entities.

On behalf of the Board


/s/ J W Clark
J W Clark
DIRECTOR


The notes on pages 11 to 17 form part of these financial statements.

FREIGHT ON BOARD INTERNATIONAL LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 OCTOBER 1998

1.  ACCOUNTING POLICIES

    The principal accounting policies adopted in the preparation of the financial statements are set out below and have remained unchanged from the previous year and also have been consistently applied within the same financial statements.

    Basis of Preparation
    The financial statements have been prepared under the historical cost convention rules and in accordance with the Financial Reporting Standard for Small Entities.

    Consolidation
    The company and its subsidiary comprise a small group. The company has therefore not prepared group accounts having taken advantage of the exemption provided by section 248 of the Companies Act 1985.

    Intangible fixed asset
    The intangible fixed asset comprises a franchise which is depreciated over a period of ten years.

    Tangible Fixed Assets
    Depreciation is provided on tangible fixed assets in equal instalments over their expected useful life as follows:-

     Short leasehold property      -    over the term of the lease
     Property improvements         -     5% - 10% per annum
     Motor vehicles                -    10% - 25% per annum
     Fixtures, fittings and
     equipment                     -    10% - 25% per annum

     Investments
     Investments held as fixed assets are stated at cost less provision for permanent diminution in value.

     Foreign Currencies
     Transactions denominated in foreign currencies are translated into sterling at the dates of the transactions. Amounts receivable and payable in foreign currencies at the balance sheet date are translated at the rates ruling at that date. All translation differences are dealt with in the profit and loss account.

     Leased Assets
     Where the assets are financed by leasing arrangements ("finance leases") the assets are included in the balance sheet at cost less depreciation in accordance with the company's normal accounting policies. The present value of future rentals is shown as a liability. The interest element of rental obligations is charged to the profit and loss account over the period of the lease in proportion to the balance of capital payments outstanding. Rentals payable under operating leases are charged to the profit and loss account as incurred.

FREIGHT ON BOARD INTERNATIONAL LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 OCTOBER 1998

    Pensions
    The company operates a defined contribution scheme. Retirement benefits to certain employees are funded by contributions, from the company, which are paid to insurance companies and charged against profits of the period in which they became payable.

2.  TURNOVER

    Turnover represents the amount derived from the provision of goods and services which fall within the company's ordinary activities stated net of value added tax.

3.  OPERATING PROFIT

    The operating profit is stated after
    charging/(crediting):                             1998         1997
                                                    (Pounds)     (Pounds)
    Depreciation of tangible fixed assets:
    - Owned assets                                    38,256       39,022
    Amortisation of intangible fixed assets            5,000        5,875
    Loss on disposal of fixed assets                   4,146          -
    Auditors remuneration                              5,650        5,650
    Rentals under operating leases                   314,290      226,467
                                                     =======      =======
    OTHER INCOME                                      1998         1997
                                                    (Pounds)     (Pounds)
    Interest receivable                                  755          557
    Rental income                                     33,750       11,948
    Management charge                                 10,000          -
                                                     -------      -------
                                                      44,505       12,505
                                                     =======      =======
    INTEREST PAYABLE                                  1998         1997
                                                    (Pounds)     (Pounds)
    Bank loans, overdrafts and other loans
      repayable within five years                     50,805       37,056
    Finance charges - finance leases and
      hire purchase obligations                          -            719
                                                     --------     -------
                                                      50,805       37,775
                                                     ========     =======

FREIGHT ON BOARD INTERNATIONAL LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 OCTOBER 1998




4.    TAXATION                                                  1998              1997
                                                              (Pounds)          (Pounds)
      Tax on ordinary activities based on the
      accounts for the year:
      Corporation tax charged at current rates                    -             10,862
                                                              =========       =========

5.    DIRECTORS' EMOLUMENTS                                     1998             1997
                                                              (Pounds)         (Pounds)
      Directors' remuneration                                  219,165         171,805
      Other benefits and expenses                               81,094          56,902
                                                             ----------       ---------
                                                               300,259         228,707
                                                              =========       =========

6.   INTANGIBLE FIXED ASSETS                                 Franchise
                                                             (Pounds)

     COST
     At 1 November 1997                                         60,500
     Addition in the year                                          -
                                                              ---------
     At 31 October 1998                                         60,500
                                                              ---------
     AMORTISATION
     At 1 November 1997                                         15,708
     Amortisation for the year                                   5,000
                                                              ---------
     At 31 October 1998                                         20,708
                                                              ---------
     NET BOOK VALUE
     At 31 October 1997                                         44,792
                                                              =========
     At 31 October 1998                                         39,792
                                                              =========

FREIGHT ON BOARD INTERNATIONAL LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 OCTOBER 1998

7.  TANGIBLE FIXED ASSETS

                                       Improve-
                                       ments to    Equipment
                             Motor     Leasehold   Fixtures & Leasehold
                             Vehicles  Property    Fittings   Property   Total
                             (Pounds)  (Pounds)    (Pounds)   (Pounds)  (Pounds)
    COST
    At 1 November 1997        73,065     34,177     276,513    30,000   413,755
    Additions in year            -          -        15,833       -      15,833
    Disposals                   (350)       -        (5,516)      -      (5,866)
                             ---------------------------------------------------
    At 31 October 1998        72,715     34,177     286,830    30,000   423,722
                             ---------------------------------------------------

    DEPRECIATION
    At 1 November 1997        60,540     19,438     206,476    14,289   300,743
    Charge for the year        8,687      2,111      26,029     1,429    38,256
    Elimination on disposals    (226)       -        (1,494)      -      (1,720)
                             ---------------------------------------------------
    At 31 October 1998        69,000     21,549     231,011    15,718   377,279
                             ---------------------------------------------------

    NET BOOK VALUE
    At 31 October 1997        12,525     14,739      70,037    15,711   113,012
                             ===================================================
                               3,714     12,628      55,819    14,282    86,443
                             ===================================================

8.  INVESTMENTS HELD AS FIXED ASSETS

                                        (Pounds)
    Other investments at cost:
    At 31 October 1997 and 1998          1,075
                                         =====

    Subsidiary Undertakings
    The company's investment in its subsidiaries is as follows:

    (1)  Global Network Associates Limited
         The company acquired 5,500 ordinary (Pounds) 1 shares at par representing 55% of the issued share capital of Global Network Associates Limited on 15 September 1998. The company was incorporated on 11 December 1997. The cost of acquisition was (Pounds) 5,500. The company provides distribution services.

    (2)  FOB Distribution Services Inc.
         The company owns the whole of the common share capital of FOB Distribution Services Inc. a company incorporated in the United States of America which provides freight and distribution services. At 31 October 1998 the aggregate of the share capital and reserves of FOB Distribution Services Inc. amounted to (Pounds) (28,473) and profit for the year was (Pounds) 313.

FREIGHT ON BOARD INTERNATIONAL LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 OCTOBER 1998



9.    DEBTORS

                                                      1998          1997
      Amounts due within one year:                  (pounds)       (pounds)

      Trade debtors                                  967,373       995,890
      Other debtors                                  138,409        22,031
      Amounts due from group undertakings            198,949        77,911
      Prepayments                                     23,119        33,331
                                                  -----------   ------------
                                                   1,327,890     1,129,163
                                                  ===========   ============

10.   CREDITORS

                                                      1998          1997
      Amounts due within one year:                  (pounds)       (pounds)

      Amounts due to group undertakings               27,930        32,636
      Loans and overdrafts (note 11)                 178,711       128,342
      Business development loan                          -          26,429
      Trade creditors                                699,694       556,883
      Taxation                                           -          10,862
      Other taxes and social security costs          132,510       103,879
      Accruals and deferred income                    25,316        58,023
      Advances from Lombard Discounting              299,504       195,499
                                                  -----------   ------------
                                                   1,363,665     1,112,553
                                                  ===========   ============

FREIGHT ON BOARD INTERNATIONAL LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 OCTOBER 1998

11.    LOANS AND OVERDRAFTS


                                              1998                  1997
                                            (Pounds)              (Pounds)

Bank loans and overdrafts (secured)           73,660               49,720
Other loans (secured)                         65,000               65,000
Other loans (unsecured)                       40,051               40,051

                                             -------              -------

                                             178,711              154,771

                                             =======              =======



The above loans and overdrafts are all repayable either within one year or on demand.

The bank loans and overdrafts are secured by a first mortgage on the leasehold premises of the company and a fixed and floating charge on other assets of the company. Obligations under finance leases and hire purchase contracts are secured by related lease assets. Other loans are subject to postponement agreements with National Westminster Bank Plc and Lombard NatWest Discounting Limited and where security has been given, this represents a second fixed and floating charge over the assets of the company.

12.     CALLED UP SHARE CAPITAL

                                              1998                  1997
                                               No                    No
Ordinary shares of (pounds)1 each:

Authorised                                    50,000               50,000

                                              ======               ======

Allotted, issued and fully paid               13,889               13,889

                                              ======               ======




13.     PROFIT AND LOSS ACCOUNT               1998                 1997
                                            (Pounds)             (Pounds)
At 31 October 1997                           146,459              149,883
Loss for the year                            (90,288)              (3,424)

                                              ------              -------

At 31 October 1998                            56,171              146,459

                                              ======              =======


FREIGHT ON BOARD INTERNATIONAL LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 OCTOBER 1998

14.  OPERATING LEASE COMMITMENTS

     At 31 October 1998 the company was committed to making the following payments during the next year in respect of operating leases:


                                               1998                            1997
                                    Land and                       Land and
                                    Buildings       Others         Buildings          Others
                                    (Pounds)       (Pounds)        (Pounds)          (Pounds)
Leases which expire:
Within one year                         -          70,242           4,667            28,432
Within two to five years                -          58,061           6,240           121,178
After five years                   57,200               -          42,200                 -
                                 ---------       ---------       ---------         ---------
                                   57,200         128,303          53,107           149,610
                                 =========       =========       =========         =========


15.  RELATED PARTY TRANSACTIONS

     During the year the company recharged costs incurred on behalf of FOB Distribution Services Inc in furtherance of the subsidiary's activities. These amounted to (pounds) 8,420 (1997: (pounds) 39,083).

     The company also charged a management fee of (pounds) 10,000 (1997:
     (pounds) Nil) in respect of work undertaken on behalf of the subsidiary.

     FOB Distribution Services Inc also made sales to the company during the year totalling (pounds) 116,282 (1997: (pounds) 116,778).

     The company also made sales to Global Network Associates Limited totalling (pounds) 5,297 (1997: (pounds) Nil).

     All transactions were carried out on an arm's length market value basis.